UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 31, 2006

Date of Report (Date of earliest event reported)

ITRON, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2818 N. Sullivan Road, Spokane Valley, Washington 99216-1897

(Address of principal executive offices) (Zip Code)

(509) 924-9900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 31, 2006, Itron, Inc. (“Itron”) entered into an underwriting agreement with UBS Securities LLC (the “Underwriting Agreement”), in connection with the public offering by Itron of $300,000,000 aggregate principal amount of 2.50% Senior Subordinated Notes due August 1, 2026 (the “Notes”). The Notes are to be issued under an Indenture between Itron and Deutsche Bank Trust Company Americas, as trustee.

The Notes were registered pursuant to an automatic shelf registration statement (Registration No. 333-133026) on Form S-3 under the Securities Act of 1933, as amended (the “Registration Statement”), that Itron filed on April 6, 2006. The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Notes that Itron filed with the Commission on July 31, 2006.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Notes, and all such exhibits are hereby incorporated into the Registration Statement by reference. A copy of the Underwriting Agreement is filed as Exhibit 1.1, certain information relating to Item 14—”Other expenses of issuance and distribution relating to the Registration Statement” is filed as Exhibit 99.1, a Form T-1 Statement of Eligibility and Qualification for Deutsche Bank Trust Company Americas is filed as Exhibit 25.1 and a copy of the Form of Indenture between Itron, Inc. and Deutsche Bank Trust Company Americas is filed as exhibit 4.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 31 2006, among Itron and UBS Securities LLC.

4.1	Form of Indenture between Itron, Inc. and Deutsche Bank Trust Company Americas.

25.1	Form T-1 Statement of Eligibility and Qualification Under the Trust Indenture Act of 1939 for Deutsche Bank Trust Company Americas.

99.1	Information relating to Item 14—Other Expenses of Issuance and Distribution, relating to the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRON, INC.

Dated: August 4, 2006	By:	/s/ STEVEN M. HELMBRECHT
Steven M. Helmbrecht
Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 31, 2006, among Itron, Inc. and UBS Securities LLC.

4.1	Form of Indenture between Itron, Inc. and Deutsche Bank Trust Company Americas.

25.1	Form T-1 Statement of Eligibility and Qualification Under the Trust Indenture Act of 1939 for Deutsche Bank Trust Company Americas.

99.1	Information relating to Item 14—Other Expenses of Issuance and Distribution, relating to the Registration Statement.